Exhibit 99.1

Media Contact: Emily Karpenske | Senior Communication Specialist Emily.Karpenske@bwbmn.com | 952.653.0624	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

January 27, 2026

Bridgewater Bancshares, Inc. Announces Fourth Quarter 2025 Financial Results

Fourth Quarter 2025 Highlights

●	Net income of $13.3 million, or $0.43 per diluted common share; adjusted net income of $13.5 million, or $0.44 per diluted common share.(1)
●	Net interest income increased $1.6 million, or 4.7%, from the third quarter of 2025.
●	Net interest margin (on a fully tax-equivalent basis) of 2.75%, an increase of 12 basis points from the third quarter of 2025.
●	Noninterest income increased $1.1 million, or 52.7%, from the third quarter of 2025.
●	Total deposits increased by $27.6 million, or 2.6% annualized, from the third quarter of 2025; core deposits(2) increased by $72.6 million, or 8.8% annualized, from the third quarter of 2025.
●	Gross loans increased by $95.0 million, or 8.9% annualized, from the third quarter of 2025.
●	Efficiency ratio(1) of 51.6%, down from 54.7% for the third quarter of 2025; adjusted efficiency ratio(1) of 50.7%, down from 53.2% for the third quarter of 2025.
●	Completed the closure of one branch acquired from First Minnetonka City Bank (“FMCB”) in 2024.

Full Year 2025 Highlights

●	Net income of $46.1 million, or $1.49 per diluted common share; adjusted net income of $46.9 million, or $1.52 per diluted common share.(1)
●	Pre-provision net revenue(1) increased $19.3 million, or 42.1%, from 2024.
●	Tangible book value per share(1) of $15.55 at December 31, 2025, an increase of $2.06, or 15.3%, from December 31, 2024.
●	Total deposits increased by $233.6 million, or 5.7%, in 2025; core deposits(2) increased by $244.6 million, or 7.9%, in 2025.
●	Gross loans increased by $441.0 million, or 11.4%, in 2025.
●	Net loan charge-offs as a percentage of average loans of 0.04%, up from 0.03% for the year ended December 31, 2024.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (“the Company”), the parent company of Bridgewater Bank (“the Bank”), today announced net income of $13.3 million for the fourth quarter of 2025, compared to $11.6 million for the third quarter of 2025, and $8.2 million for the fourth quarter of 2024. Earnings per diluted common share were $0.43 for the fourth quarter of 2025, compared to $0.38 for the third quarter of 2025, and $0.26 for the fourth quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $13.5 million for the fourth quarter of 2025, compared to $12.0 million for the third quarter of 2025, and $8.6 million for the fourth quarter of 2024. Adjusted earnings per diluted common share, a non-GAAP financial measure, were $0.44 for the fourth quarter of 2025, compared to $0.39 for the third quarter of 2025, and $0.27 for the fourth quarter of 2024.

“Bridgewater’s fourth quarter was highlighted by strong revenue growth, well controlled expenses, and continued core deposit and loan growth momentum,” said Chairman and Chief Executive Officer, Jerry Baack. “Our overall efficiency improved as meaningful net interest margin expansion and strong swap fee income drove revenue higher while expense growth returned to more normalized levels following the systems conversion of our recent acquisition. Meanwhile, we continued to capitalize on the M&A disruption in the Twin Cities through opportunities to attract top talent and earn new client relationships.

“As we look ahead to 2026, we are focused on driving profitable growth, gaining market share, and continuing to leverage technology investments to support future growth. We will also look to expand key verticals including affordable housing, which became a key growth driver for us in 2025. With the right team in place, an outlook for continued growth and net interest margin expansion, and a strong credit culture, we believe we are well positioned to continue improving profitability and growing tangible book value in 2026.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2025	2025	2024	2025	2024
Per Common Share Data
Basic Earnings Per Share	$0.45	$0.38	$0.26	$1.53	$1.05
Diluted Earnings Per Share	0.43	0.38	0.26	1.49	1.03
Adjusted Diluted Earnings Per Share (1)	0.44	0.39	0.27	1.52	1.04
Book Value Per Share	16.23	15.62	14.21	16.23	14.21
Tangible Book Value Per Share (1)	15.55	14.93	13.49	15.55	13.49

Financial Ratios
Return on Average Assets (2)	0.97%	0.86%	0.68%	0.87%	0.70%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.35	1.19	1.05	1.24	0.98
Return on Average Shareholders' Equity (2)	10.38	9.47	7.16	9.53	7.45
Return on Average Tangible Common Equity (1)(2)	11.53	10.50	7.43	10.56	7.75
Net Interest Margin (3)	2.75	2.63	2.32	2.63	2.26
Core Net Interest Margin (1)(3)	2.62	2.52	2.24	2.50	2.19
Cost of Total Deposits	2.97	3.19	3.40	3.12	3.44
Cost of Funds	3.07	3.25	3.38	3.17	3.44
Efficiency Ratio (1)	51.6	54.7	56.8	53.5	57.9
Noninterest Expense to Average Assets (2)	1.48	1.47	1.40	1.47	1.35
Tangible Common Equity to Tangible Assets (1)	8.01	7.71	7.36	8.01	7.36
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.17	9.08	9.08	9.17	9.08

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.99%	0.88%	0.71%	0.89%	0.71%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.38	1.23	1.09	1.27	0.99
Adjusted Return on Average Shareholders' Equity (2)	10.54	9.77	7.49	9.69	7.50
Adjusted Return on Average Tangible Common Equity (2)	11.72	10.86	7.82	10.77	7.82
Adjusted Efficiency Ratio	50.7	53.2	55.2	52.2	57.3
Adjusted Noninterest Expense to Average Assets (2)	1.45	1.43	1.36	1.43	1.34

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,407,002	$5,359,994	$5,066,242	$5,407,002	$5,066,242
Total Loans, Gross	4,309,517	4,214,554	3,868,514	4,309,517	3,868,514
Deposits	4,320,369	4,292,764	4,086,767	4,320,369	4,086,767
Loan to Deposit Ratio	99.7%	98.2%	94.7%	99.7%	94.7%
Net Loan Charge-Offs to Average Loans (2)	0.11	0.03	0.03	0.04	0.03
Nonperforming Assets to Total Assets (5)	0.41	0.19	0.01	0.41	0.01
Allowance for Credit Losses to Total Loans	1.31	1.34	1.35	1.31	1.35

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the fourth quarter of 2025 was 2.75%, a 12 basis point increase from 2.63% in the third quarter of 2025, and a 43 basis point increase from 2.32% in the fourth quarter of 2024. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion attributable to the acquisition of FMCB, was 2.62% for the fourth quarter of 2025, a 10 basis point increase from 2.52% in the third quarter of 2025, and a 38 basis point increase from 2.24% in the fourth quarter of 2024.

●	Net interest margin expanded to 2.75% in the fourth quarter of 2025 primarily due to growth in the loan portfolio at accretive yields and lower rates paid on deposits.
●	The year-over-year expansion in margin was primarily due to growth in the securities and loan portfolios at higher yields and lower rates paid on deposit balances, offset by higher average balances and rates paid on FHLB advances, as well as the refinancing of subordinated debt at the end of the second quarter of 2025.

Net interest income was $35.7 million for the fourth quarter of 2025, an increase of $1.6 million from $34.1 million in the third quarter of 2025, and an increase of $8.7 million from $27.0 million in the fourth quarter of 2024.

●	The linked-quarter increase in net interest income was primarily due to growth in the loan portfolio and lower rates paid on deposit balances, offset partially by lower cash balances.
●	The year-over-year increase in net interest income was primarily due to growth in the loan portfolio, lower rates paid on deposits, and purchase accounting accretion, offset partially by growth in deposit balances as well as higher balances and rates paid on FHLB advances.

Interest income was $73.3 million for the fourth quarter of 2025, a decrease of $324,000 from $73.6 million in the third quarter of 2025, and an increase of $10.0 million from $63.3 million in the fourth quarter of 2024.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.58% in the fourth quarter of 2025, compared to 5.63% in the third quarter of 2025, and 5.40% in the fourth quarter of 2024.
●	The linked-quarter decrease in the yield on interest earning assets was primarily due to 0.75% of Fed interest rate cuts which occurred in the last four months of the year.
●	The year-over-year increase in the yield on interest earning assets was primarily due to growth and repricing of the loan and securities portfolios at accretive yields and purchase accounting accretion.
●	The aggregate loan yield was 5.78% in the fourth quarter of 2025, one basis point lower than 5.79% in the third quarter of 2025, and 23 basis points higher than 5.55% in the fourth quarter of 2024.
●	Core loan yield, a non-GAAP financial measure, was 5.63% in the fourth quarter of 2025, three basis points lower than 5.66% in the third quarter of 2025, and 16 basis points higher than 5.47% in the fourth quarter of 2024.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Interest	5.63%	5.66%	5.59%	5.50%	5.47%
Fees	0.10	0.09	0.11	0.07	0.08
Accretion	0.05	0.04	0.04	0.04	—
Yield on Loans	5.78%	5.79%	5.74%	5.61%	5.55%

Interest expense was $37.6 million for the fourth quarter of 2025, a decrease of $1.9 million from $39.5 million in the third quarter of 2025, and an increase of $1.3 million from $36.4 million in the fourth quarter of 2024.

●	The cost of interest bearing liabilities was 3.73% in the fourth quarter of 2025, compared to 3.89% in the third quarter of 2025, and 4.06% in the fourth quarter of 2024.
●	The linked-quarter decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on interest bearing deposits as the result of recent fed rate cuts, offset partially by higher balances and rates paid on FHLB advances.
●	The year-over-year decrease in the cost of interest bearing liabilities was primarily due to lower interest bearing deposit costs, offset partially by growth in deposits and higher balances and rates paid on FHLB advances and subordinated debentures.

Interest expense on deposits was $32.2 million for the fourth quarter of 2025, a decrease of $2.4 million from $34.6 million in the third quarter of 2025, and a decrease of $607,000 from $32.8 million in the fourth quarter of 2024.

●	The cost of total deposits was 2.97% in the fourth quarter of 2025, 22 basis points lower than 3.19% in the third quarter of 2025, and 43 basis points lower than 3.40% in the fourth quarter of 2024.
●	The linked-quarter decrease in the cost of total deposits was primarily due to lower rates paid on interest bearing deposits following interest rate cuts, lower average balance of brokered deposits, and an increase in noninterest bearing deposits.
●	The year-over-year decrease in the cost of total deposits was primarily due to lower rates paid on deposits following interest rate cuts in 2024 and 2025, lower average brokered deposit balances, and an increase in noninterest bearing deposits.

Provision for Credit Losses

The provision for credit losses on loans and leases was $1.3 million for the fourth quarter of 2025, compared to $900,000 for the third quarter of 2025 and $1.5 million for the fourth quarter of 2024.

●	The provision recorded in the fourth quarter of 2025 was primarily attributable to growth in the loan portfolio and an increase in historical loss rates.
●	The allowance for credit losses on loans to total loans was 1.31% at December 31, 2025, compared to 1.34% at September 30, 2025, and 1.35% at December 31, 2024.

The provision for credit losses for off-balance sheet credit exposures was $200,000 for the fourth quarter of 2025, stable with the third quarter of 2025, and compared to $725,000 for the fourth quarter of 2024.

●	A provision was recorded during the fourth quarter of 2025 due to an increase in the volume of newly originated loans with unfunded commitments.

Noninterest Income

Noninterest income was $3.1 million for the fourth quarter of 2025, an increase of $1.1 million from $2.1 million for the third quarter of 2025, and an increase of $615,000 from $2.5 million for the fourth quarter of 2024.

●	The linked-quarter increase was primarily due to higher swap fees and letter of credit fees.
●	The year-over-year increase was primarily due to higher investment advisory fees, other income, and swap fees, offset partially by lower letter of credit fees.

Noninterest Expense

Noninterest expense was $20.2 million for the fourth quarter of 2025, an increase of $282,000 from $20.0 million for the third quarter of 2025 and an increase of $3.4 million from $16.8 million for the fourth quarter of 2024.

●	Noninterest expense for the fourth quarter of 2025 included $346,000 of merger-related expenses associated with the acquisition of FMCB, compared to $530,000 for the third quarter of 2025, and $488,000 for the fourth quarter of 2024.
●	The linked-quarter increase was primarily due to increases in salaries and employee benefits and professional and consulting fees.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits, professional and consulting fees, marketing and advertising, operating costs related to the FMCB acquisition, and merger-related expenses.
●	The efficiency ratio, a non-GAAP financial measure, was 51.6% for the fourth quarter of 2025, compared to 54.7% for the third quarter of 2025, and 56.8% for the fourth quarter of 2024.
●	The Company had 322 full-time equivalent employees at December 31, 2025, compared to 325 at September 30, 2025, and 290 at December 31, 2024. The year-over-year increase was largely driven by the hiring of key talent across the organization.

Income Taxes

The effective combined federal and state income tax rate was 22.2% for the fourth quarter of 2025, compared to 23.2% for the third quarter of 2025, and 22.0% for the fourth quarter of 2024.

Balance Sheet

Loans

(dollars in thousands)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Commercial	$547,245	$533,476	$549,259	$528,801	$497,662
Leases	43,407	43,186	44,817	43,958	44,291
Construction and Land Development	216,163	159,991	136,438	128,073	97,255
1-4 Family Construction	45,152	41,739	39,095	39,438	41,961
Real Estate Mortgage:
1 - 4 Family Mortgage	496,142	487,297	474,269	479,461	474,383
Multifamily	1,587,338	1,578,223	1,555,731	1,534,747	1,425,610
CRE Owner Occupied	189,754	192,966	192,837	196,080	191,248
CRE Nonowner Occupied	1,165,104	1,158,622	1,137,007	1,055,157	1,083,108
Total Real Estate Mortgage Loans	3,438,338	3,417,108	3,359,844	3,265,445	3,174,349
Consumer and Other	19,212	19,054	16,346	14,361	12,996
Total Loans, Gross	4,309,517	4,214,554	4,145,799	4,020,076	3,868,514
Allowance for Credit Losses on Loans	(56,443)	(56,390)	(55,765)	(53,766)	(52,277)
Net Deferred Loan Fees	(8,966)	(8,282)	(7,629)	(7,218)	(6,801)
Total Loans, Net	$4,244,108	$4,149,882	$4,082,405	$3,959,092	$3,809,436

Total gross loans at December 31, 2025 were $4.31 billion, an increase of $95.0 million, or 8.9% annualized, over total gross loans of $4.21 billion at September 30, 2025, and an increase of $441.0 million, or 11.4%, over total gross loans of $3.87 billion at December 31, 2024.

●	The increase in the loan portfolio during the fourth quarter of 2025 was due to strong loan originations and advances outpacing the increase in payoffs and paydowns.

Deposits

(dollars in thousands)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Noninterest Bearing Transaction Deposits	$923,070	$822,632	$787,868	$791,528	$800,763
Interest Bearing Transaction Deposits	893,740	860,774	791,748	840,378	862,242
Savings and Money Market Deposits	1,380,922	1,428,726	1,441,694	1,372,191	1,259,503
Time Deposits	312,154	346,214	344,882	326,821	338,506
Brokered Deposits	810,483	834,418	870,550	831,539	825,753
Total Deposits	$4,320,369	$4,292,764	$4,236,742	$4,162,457	$4,086,767

Total deposits at December 31, 2025 were $4.32 billion, an increase of $27.6 million, or 2.6% annualized, over total deposits of $4.29 billion at September 30, 2025, and an increase of $233.6 million, or 5.7%, over total deposits of $4.09 billion at December 31, 2024.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposits greater than $250,000, increased $72.6 million, or 8.8% annualized, from September 30, 2025, and increased $244.6 million, or 7.9%, from December 31, 2024.
●	Noninterest bearing deposits increased $100.4 million, or 48.4% annualized, from September 30, 2025, and increased $122.3 million, or 15.3%, from December 31, 2024. Based on the nature of the Company’s client base, noninterest bearing deposit balances can fluctuate from quarter to quarter, as deposit growth is not always linear.
●	Brokered deposits decreased $23.9 million, or 11.4% annualized, from September 30, 2025, and decreased $15.3 million, or 1.8%, from December 31, 2024. While balances are down, brokered deposits continue to be used as a supplemental funding source, as needed.

Asset Quality

Overall asset quality remained strong due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.11% for the fourth quarter of 2025, compared to 0.03% for both the third quarter of 2025 and the fourth quarter of 2024.

●	Net charge-offs as a percentage of average loans for the year ended December 31, 2025 were 0.04%, compared to 0.03% for the year ended December 31, 2024.
●	At December 31, 2025, the Company’s nonperforming assets, which include nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $22.0 million, or 0.41% of total assets, compared to $10.0 million, or 0.19% of total assets, at September 30, 2025, and $301,000, or 0.01% of total assets, at December 31, 2024.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at December 31, 2025 totaled $47.8 million, compared to $40.6 million at September 30, 2025, and $46.6 million at December 31, 2024.
●	Loans that warranted a substandard risk rating at December 31, 2025 totaled $53.0 million, compared to $58.1 million at September 30, 2025, and $21.8 million at December 31, 2024.

Capital

Total shareholders’ equity at December 31, 2025 was $517.1 million, an increase of $19.6 million, or 15.7% annualized, compared to $497.5 million at September 30, 2025, and an increase of $59.2 million, or 12.9%, over $457.9 million at December 31, 2024.

●	The linked-quarter increase was primarily due to net income retained, a decrease in unrealized losses in the securities portfolio, and an increase in unrealized gains in the derivatives portfolio, offset partially by preferred stock dividends.
●	The year-over-year increase was primarily due to net income retained and a decrease in unrealized losses in the securities portfolio, offset partially by a decrease in unrealized gains in the derivatives portfolio, preferred stock dividends, and stock repurchases.
●	The Consolidated Common Equity Tier 1 Risk-Based Capital Ratio was 9.17% at December 31, 2025, compared to 9.08% at both September 30, 2025 and December 31, 2024.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 8.01% at December 31, 2025, compared to 7.71% at September 30, 2025, and 7.36% at December 31, 2024.

Tangible book value per share, a non-GAAP financial measure, was $15.55 as of December 31, 2025, an increase of 16.5% annualized from $14.93 as of September 30, 2025, and an increase of 15.3% from $13.49 as of December 31, 2024.

The Company did not repurchase any shares of its common stock during the fourth quarter of 2025.

●	The Company had $13.1 million remaining under its current share repurchase authorization at December 31, 2025.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on March 2, 2026 to shareholders of record of the Series A Preferred Stock at the close of business on February 13, 2026.

Conference Call and Webcast

The Company will host a conference call to discuss its fourth quarter 2025 financial results on Wednesday, January 28, 2026 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 855-669-9658 and enter access code 9545199. The replay will be available through February 4, 2026. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has also received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.4 billion as of December 31, 2025 and eight strategically located branches, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine and recent military activities in Venezuela; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of FMCB, including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$35,687	$34,091	$32,452	$30,208	$26,967
Provision for Credit Losses	1,450	1,100	2,000	1,500	2,175
Noninterest Income	3,148	2,061	3,627	2,079	2,533
Noninterest Expense	20,238	19,956	18,941	18,136	16,812
Net Income	13,334	11,601	11,520	9,633	8,204
Net Income Available to Common Shareholders	12,320	10,588	10,506	8,620	7,190

Per Common Share Data
Basic Earnings Per Share	$0.45	$0.38	$0.38	$0.31	$0.26
Diluted Earnings Per Share	0.43	0.38	0.38	0.31	0.26
Adjusted Diluted Earnings Per Share (1)	0.44	0.39	0.37	0.32	0.27
Book Value Per Share	16.23	15.62	14.92	14.60	14.21
Tangible Book Value Per Share (1)	15.55	14.93	14.21	13.89	13.49
Basic Weighted Average Shares Outstanding	27,641,138	27,504,840	27,460,982	27,568,772	27,459,433
Diluted Weighted Average Shares Outstanding	28,354,756	28,190,406	27,998,008	28,036,506	28,055,532
Shares Outstanding at Period End	27,759,970	27,584,732	27,470,283	27,560,150	27,552,449

Financial Ratios
Return on Average Assets (2)	0.97%	0.86%	0.90%	0.77%	0.68%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.35	1.19	1.27	1.13	1.05
Return on Average Shareholders' Equity (2)	10.38	9.47	9.80	8.39	7.16
Return on Average Tangible Common Equity (1)(2)	11.53	10.50	10.93	9.22	7.43
Net Interest Margin (3)	2.75	2.63	2.62	2.51	2.32
Core Net Interest Margin (1)(3)	2.62	2.52	2.49	2.37	2.24
Cost of Total Deposits	2.97	3.19	3.16	3.18	3.40
Cost of Funds	3.07	3.25	3.19	3.17	3.38
Efficiency Ratio (1)	51.6	54.7	52.6	55.5	56.8
Noninterest Expense to Average Assets (2)	1.48	1.47	1.47	1.45	1.40

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.99%	0.88%	0.88%	0.80%	0.71%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.38	1.23	1.31	1.18	1.09
Adjusted Return on Average Shareholders' Equity (2)	10.54	9.77	9.64	8.77	7.49
Adjusted Return on Average Tangible Common Equity (2)	11.72	10.86	10.74	9.68	7.82
Adjusted Efficiency Ratio	50.7	53.2	51.5	53.7	55.2
Adjusted Noninterest Expense to Average Assets (2)	1.45	1.43	1.43	1.41	1.36

Balance Sheet
Total Assets	$5,407,002	$5,359,994	$5,296,673	$5,136,808	$5,066,242
Total Loans, Gross	4,309,517	4,214,554	4,145,799	4,020,076	3,868,514
Deposits	4,320,369	4,292,764	4,236,742	4,162,457	4,086,767
Total Shareholders' Equity	517,095	497,463	476,282	468,975	457,935
Loan to Deposit Ratio	99.7%	98.2%	97.9%	96.6%	94.7%
Core Deposits to Total Deposits (4)	77.6	76.4	75.2	76.2	76.0

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.11%	0.03%	0.00%	0.00%	0.03%
Nonperforming Assets to Total Assets (5)	0.41	0.19	0.19	0.20	0.01
Allowance for Credit Losses to Total Loans	1.31	1.34	1.35	1.34	1.35

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.20%	9.02%	9.14%	9.10%	9.45%
Common Equity Tier 1 Risk-based Capital Ratio	9.17	9.08	9.03	9.03	9.08
Tier 1 Risk-based Capital Ratio	10.57	10.52	10.51	10.55	10.64
Total Risk-based Capital Ratio	14.12	14.12	14.17	13.62	13.76
Tangible Common Equity to Tangible Assets (1)	8.01	7.71	7.40	7.48	7.36

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and Cash Equivalents	$123,511	$131,818	$217,495	$166,205	$229,760
Bank-Owned Certificates of Deposit	—	3,658	3,897	4,139	4,377
Securities Available for Sale, at Fair Value	776,441	826,473	743,889	764,626	768,247
Loans, Net of Allowance for Credit Losses	4,244,108	4,149,882	4,082,405	3,959,092	3,809,436
Federal Home Loan Bank (FHLB) Stock, at Cost	21,122	21,373	21,472	18,984	19,297
Premises and Equipment, Net	51,576	50,955	49,979	49,442	49,533
Foreclosed Assets	—	—	185	—	—
Accrued Interest	18,929	19,244	17,711	17,700	17,711
Goodwill	11,982	11,982	11,982	11,982	11,982
Other Intangible Assets, Net	6,930	7,160	7,390	7,620	7,850
Bank-Owned Life Insurance	46,576	46,121	45,413	45,025	44,646
Other Assets	105,827	91,328	94,855	91,993	103,403
Total Assets	$5,407,002	$5,359,994	$5,296,673	$5,136,808	$5,066,242

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$923,070	$822,632	$787,868	$791,528	$800,763
Interest Bearing	3,397,299	3,470,132	3,448,874	3,370,929	3,286,004
Total Deposits	4,320,369	4,292,764	4,236,742	4,162,457	4,086,767
Notes Payable	—	—	13,750	13,750	13,750
FHLB Advances	399,500	404,500	404,500	349,500	359,500
Subordinated Debentures, Net of Issuance Costs	108,677	108,588	108,689	79,766	79,670
Accrued Interest Payable	3,227	5,208	4,110	4,525	4,008
Other Liabilities	58,134	51,471	52,600	57,835	64,612
Total Liabilities	4,889,907	4,862,531	4,820,391	4,667,833	4,608,307

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at December 31, 2025 (unaudited), September 30, 2025 (unaudited), June 30, 2025 (unaudited), March 31, 2025 (unaudited), and December 31, 2024	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,759,970 at December 31, 2025 (unaudited), 27,584,732 at September 30, 2025 (unaudited), 27,470,283 at June 30, 2025 (unaudited), 27,560,150 at March 31, 2025 (unaudited), and 27,552,449 at December 31, 2024	278	276	275	276	276
Additional Paid-In Capital	98,287	97,101	95,174	95,503	95,088
Retained Earnings	351,455	339,135	328,547	318,041	309,421
Accumulated Other Comprehensive Gain (Loss)	561	(5,563)	(14,228)	(11,359)	(13,364)
Total Shareholders' Equity	517,095	497,463	476,282	468,975	457,935
Total Liabilities and Equity	$5,407,002	$5,359,994	$5,296,673	$5,136,808	$5,066,242

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2025	2025	2025	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$61,444	$60,038	$57,888	$53,820	$51,870	$233,190	$204,731
Investment Securities	9,720	10,371	9,200	9,397	9,109	38,688	33,927
Other	2,145	3,224	2,110	2,491	2,345	9,970	7,240
Total Interest Income	73,309	73,633	69,198	65,708	63,324	281,848	245,898

Interest Expense
Deposits	32,203	34,615	32,497	32,103	32,810	131,418	128,805
Federal Funds Purchased	5	—	16	—	42	21	1,201
Notes Payable	—	106	260	258	275	624	1,162
FHLB Advances	3,524	2,933	2,852	2,156	2,229	11,465	8,554
Subordinated Debentures	1,890	1,888	1,121	983	1,001	5,882	3,983
Total Interest Expense	37,622	39,542	36,746	35,500	36,357	149,410	143,705

Net Interest Income	35,687	34,091	32,452	30,208	26,967	132,438	102,193
Provision for Credit Losses	1,450	1,100	2,000	1,500	2,175	6,050	3,525

Net Interest Income After Provision for Credit Losses	34,237	32,991	30,452	28,708	24,792	126,388	98,668

Noninterest Income
Customer Service Fees	521	501	496	495	394	2,013	1,475
Net Gain on Sales of Securities	80	59	474	1	—	614	385
Net Gain on Sales of Foreclosed Assets	—	—	—	—	62	—	62
Letter of Credit Fees	668	383	323	455	849	1,829	1,976
Debit Card Interchange Fees	178	173	152	137	145	640	593
Swap Fees	651	—	938	42	521	1,631	547
Bank-Owned Life Insurance	455	440	387	379	362	1,661	1,327
Investment Advisory Fees	227	208	213	325	—	973	—
FHLB Prepayment Income	—	—	301	—	—	301	—
Other Income	368	297	343	245	200	1,253	1,003
Total Noninterest Income	3,148	2,061	3,627	2,079	2,533	10,915	7,368

Noninterest Expense
Salaries and Employee Benefits	12,434	12,229	11,363	11,371	10,605	47,397	39,564
Occupancy and Equipment	1,171	1,266	1,274	1,234	1,181	4,945	4,399
FDIC Insurance Assessment	770	775	750	450	609	2,745	2,959
Data Processing	638	637	625	619	445	2,519	1,697
Professional and Consulting Fees	1,404	1,261	1,110	994	989	4,769	3,879
Derivative Collateral Fees	237	309	372	451	426	1,369	1,821
Information Technology and Telecommunications	976	973	971	971	877	3,891	3,325
Marketing and Advertising	718	658	435	327	479	2,138	1,485
Intangible Asset Amortization	231	230	230	230	52	921	78
Other Expense	1,659	1,618	1,811	1,489	1,149	6,577	4,093
Total Noninterest Expense	20,238	19,956	18,941	18,136	16,812	77,271	63,300

Income Before Income Taxes	17,147	15,096	15,138	12,651	10,513	60,032	42,736
Provision for Income Taxes	3,813	3,495	3,618	3,018	2,309	13,944	9,911
Net Income	13,334	11,601	11,520	9,633	8,204	46,088	32,825
Preferred Stock Dividends	(1,014)	(1,013)	(1,014)	(1,013)	(1,014)	(4,054)	(4,054)
Net Income Available to Common Shareholders	$12,320	$10,588	$10,506	$8,620	$7,190	$42,034	$28,771

Earnings Per Share
Basic	$0.45	$0.38	$0.38	$0.31	$0.26	$1.53	$1.05
Diluted	0.43	0.38	0.38	0.31	0.26	1.49	1.03

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	December 31, 2025			September 30, 2025			December 31, 2024
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$182,129	$1,649	3.59%	$256,174	$2,732	4.23%	$181,904	$1,968	4.30%
Investment Securities:
Taxable Investment Securities	671,444	8,001	4.73	730,643	9,448	5.13	723,038	8,814	4.85
Tax-Exempt Investment Securities (1)	147,832	2,177	5.84	81,962	1,168	5.66	28,681	374	5.19
Total Investment Securities	819,276	10,178	4.93	812,605	10,616	5.18	751,719	9,188	4.86
Loans (1)(2)	4,239,936	61,746	5.78	4,132,987	60,317	5.79	3,730,532	52,078	5.55
Federal Home Loan Bank Stock	23,359	496	8.43	21,373	492	9.12	18,686	377	8.02
Total Interest Earning Assets	5,264,700	74,069	5.58%	5,223,139	74,157	5.63%	4,682,841	63,611	5.40%
Noninterest Earning Assets	173,855			149,304			105,195
Total Assets	$5,438,555			$5,372,443			$4,788,036

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$891,419	$7,912	3.52%	$843,905	$8,037	3.78%	$836,155	$8,962	4.26%
Savings and Money Market Deposits	1,445,588	12,597	3.46	1,473,465	13,465	3.63	1,073,194	10,795	4.00
Time Deposits	333,904	3,282	3.90	342,926	3,703	4.28	336,917	3,650	4.31
Brokered Deposits	775,750	8,412	4.30	856,516	9,410	4.36	875,015	9,403	4.27
Total Interest Bearing Deposits	3,446,661	32,203	3.71	3,516,812	34,615	3.90	3,121,281	32,810	4.18
Federal Funds Purchased	496	5	4.22	—	—	—	3,290	42	5.09
Notes Payable	—	—	—	5,679	106	7.40	13,750	275	7.95
FHLB Advances	449,065	3,524	3.11	404,500	2,933	2.88	347,652	2,229	2.55
Subordinated Debentures	108,629	1,890	6.90	108,639	1,888	6.89	79,616	1,001	5.00
Total Interest Bearing Liabilities	4,004,851	37,622	3.73%	4,035,630	39,542	3.89%	3,565,589	36,357	4.06%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	854,687			793,760			718,227
Other Noninterest Bearing Liabilities	69,362			57,184			48,271
Total Noninterest Bearing Liabilities	924,049			850,944			766,498
Shareholders' Equity	509,655			485,869			455,949
Total Liabilities and Shareholders' Equity	$5,438,555			$5,372,443			$4,788,036
Net Interest Income / Interest Rate Spread		36,447	1.86%		34,615	1.74%		27,254	1.35%
Net Interest Margin (3)			2.75%			2.63%			2.32%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(760)			(524)			(287)
Net Interest Income		$35,687			$34,091			$26,967

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Year Ended
	December 31, 2025			December 31, 2024
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$203,433	$8,118	3.99%	$124,205	$5,690	4.58%
Investment Securities:
Taxable Investment Securities	726,164	35,365	4.87	668,012	32,681	4.89
Tax-Exempt Investment Securities (1)	74,649	4,207	5.64	30,864	1,577	5.11
Total Investment Securities	800,813	39,572	4.94	698,876	34,258	4.90
Loans (1)(2)	4,088,601	234,164	5.73	3,738,260	205,646	5.50
Federal Home Loan Bank Stock	21,296	1,852	8.70	18,256	1,550	8.49
Total Interest Earning Assets	5,114,143	283,706	5.55%	4,579,597	247,144	5.40%
Noninterest Earning Assets	154,410			103,547
Total Assets	$5,268,553			$4,683,144
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$852,426	$31,907	3.74%	$776,768	$34,294	4.41%
Savings and Money Market Deposits	1,401,187	50,689	3.62	956,300	39,297	4.11
Time Deposits	334,003	13,562	4.06	342,582	14,585	4.26
Brokered Deposits	825,114	35,260	4.27	963,676	40,629	4.22
Total Interest Bearing Deposits	3,412,730	131,418	3.85	3,039,326	128,805	4.24
Federal Funds Purchased	466	21	4.53	21,493	1,201	5.59
Notes Payable	8,250	624	7.57	13,750	1,162	8.45
FHLB Advances	403,411	11,465	2.84	320,497	8,554	2.67
Subordinated Debentures	95,334	5,882	6.17	79,473	3,983	5.01
Total Interest Bearing Liabilities	3,920,191	149,410	3.81%	3,474,539	143,705	4.14%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	799,099			705,247
Other Noninterest Bearing Liabilities	65,435			62,595
Total Noninterest Bearing Liabilities	864,534			767,842
Shareholders' Equity	483,828			440,763
Total Liabilities and Shareholders' Equity	$5,268,553			$4,683,144
Net Interest Income / Interest Rate Spread		134,296	1.74%		103,439	1.26%
Net Interest Margin (3)			2.63%			2.26%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(1,858)			(1,246)
Net Interest Income		$132,438			$102,193

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended					As of and for the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Allowance for Credit Losses
Balance at Beginning of Period	$56,390	$55,765	$53,766	$52,277	$51,018	$52,277	$50,494
Day 1 PCD Allowance	—	—	—	—	114	—	114
Provision for Credit Losses(1)	1,250	900	2,000	1,500	1,450	5,650	2,900
Charge-offs	(1,259)	(276)	(6)	(12)	(317)	(1,553)	(1,266)
Recoveries	62	1	5	1	12	69	35
Net Charge-offs	(1,197)	(275)	(1)	(11)	(305)	(1,484)	(1,231)
Balance at End of Period	$56,443	$56,390	$55,765	$53,766	$52,277	$56,443	$52,277
Allowance for Credit Losses to Total Loans	1.31%	1.34%	1.35%	1.34%	1.35%	1.31%	1.35%

(1)	Includes a day 1 provision for credit losses for non-PCD loans acquired in the FMCB transaction of $950,000 for the three and twelve months ended December 31, 2024.

	As of and for the Three Months Ended					As of and for the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Provision for Credit Losses on Loans and Leases	$1,250	$900	$2,000	$1,500	$1,450	$5,650	$2,900
Provision for Credit Losses for Off-Balance Sheet Credit Exposures	200	200	—	—	725	400	625
Provision for Credit Losses	$1,450	$1,100	$2,000	$1,500	$2,175	$6,050	$3,525

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024
Selected Asset Quality Data
Loans 30-89 Days Past Due	$968	$2,906	$12,492	$466	$1,291
Loans 30-89 Days Past Due to Total Loans	0.02%	0.07%	0.30%	0.01%	0.03%
Nonperforming Loans	$22,034	$9,991	$10,134	$10,290	$301
Nonperforming Loans to Total Loans	0.51%	0.24%	0.24%	0.26%	0.01%
Nonaccrual Loans to Total Loans	0.51	0.24	0.24	0.26	0.01
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.51	0.24	0.24	0.26	0.01
Foreclosed Assets	$—	$—	$185	$—	$—
Nonperforming Assets (1)	22,034	9,991	10,319	10,290	301
Nonperforming Assets to Total Assets (1)	0.41%	0.19%	0.19%	0.20%	0.01%
Net Loan Charge-Offs (Annualized) to Average Loans	0.11	0.03	0.00	0.00	0.03
Watchlist/Special Mention Risk Rating Loans	$47,823	$40,642	$53,282	$38,346	$46,581
Substandard Risk Rating Loans	52,956	58,074	44,986	31,587	21,791

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Pre-Provision Net Revenue
Noninterest Income	$3,148	$2,061	$3,627	$2,079	$2,533	$10,915	$7,368
Less: Gain on Sales of Securities	(80)	(59)	(474)	(1)	—	(614)	(385)
Less: FHLB Advance Prepayment Income	—	—	(301)	—	—	(301)	—
Total Operating Noninterest Income	3,068	2,002	2,852	2,078	2,533	10,000	6,983
Plus: Net Interest Income	35,687	34,091	32,452	30,208	26,967	132,438	102,193
Net Operating Revenue	$38,755	$36,093	$35,304	$32,286	$29,500	$142,438	$109,176

Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300
Total Operating Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300

Pre-Provision Net Revenue	$18,517	$16,137	$16,363	$14,150	$12,688	$65,167	$45,876

Plus:
Non-Operating Revenue Adjustments	80	59	775	1	—	915	385
Less:
Provision for Credit Losses	1,450	1,100	2,000	1,500	2,175	6,050	3,525
Provision for Income Taxes	3,813	3,495	3,618	3,018	2,309	13,944	9,911
Net Income	$13,334	$11,601	$11,520	$9,633	$8,204	$46,088	$32,825

Average Assets	$5,438,555	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$5,268,553	$4,683,144
Pre-Provision Net Revenue Return on Average Assets	1.35%	1.19%	1.27%	1.13%	1.05%	1.24%	0.98%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$38,755	$36,093	$35,304	$32,286	$29,500	$142,438	$109,176

Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300
Less: Merger-related Expenses	(346)	(530)	(540)	(565)	(488)	(1,981)	(712)
Adjusted Total Operating Noninterest Expense	$19,892	$19,426	$18,401	$17,571	$16,324	$75,290	$62,588

Adjusted Pre-Provision Net Revenue	$18,863	$16,667	$16,903	$14,715	$13,176	$67,148	$46,588
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.38%	1.23%	1.31%	1.18%	1.09%	1.27%	0.99%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$36,447	$34,614	$32,770	$30,464	$27,254	$134,296	$103,440
Less:
Loan Fees	(1,041)	(966)	(1,019)	(719)	(747)	(3,745)	(3,090)
Purchase Accounting Accretion:
Loan Accretion	(546)	(380)	(425)	(342)	—	(1,693)	—
Bond Accretion	(33)	(89)	(152)	(578)	(91)	(852)	(91)
Bank-Owned Certificates of Deposit Accretion	(16)	(6)	(4)	(7)	—	(33)	—
Deposit Certificates of Deposit Accretion	—	(13)	(37)	(38)	—	(88)	—
Total Purchase Accounting Accretion	(595)	(488)	(618)	(965)	(91)	(2,666)	(91)
Core Net Interest Income (Tax-equivalent Basis)	$34,811	$33,160	$31,133	$28,780	$26,416	$127,885	$100,259

Average Interest Earning Assets	$5,264,700	$5,223,139	$5,019,058	$4,928,283	$4,682,841	$5,114,143	$4,579,597
Core Net Interest Margin	2.62%	2.52%	2.49%	2.37%	2.24%	2.50%	2.19%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$61,746	$60,317	$58,122	$53,979	$52,078	$234,164	$205,646
Less:
Loan Fees	(1,041)	(966)	(1,019)	(719)	(747)	(3,745)	(3,090)
Loan Accretion	(546)	(380)	(425)	(342)	—	(1,693)	—
Core Loan Interest Income	$60,159	$58,971	$56,678	$52,918	$51,331	$228,726	$202,556

Average Loans	$4,239,936	$4,132,987	$4,064,540	$3,899,258	$3,730,532	$4,088,601	$3,738,260
Core Loan Yield	5.63%	5.66%	5.59%	5.50%	5.47%	5.59%	5.42%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Efficiency Ratio
Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300
Less: Amortization of Intangible Assets	(231)	(230)	(230)	(230)	(52)	(921)	(78)
Adjusted Noninterest Expense	$20,007	$19,726	$18,711	$17,906	$16,760	$76,350	$63,222

Net Interest Income	$35,687	$34,091	$32,452	$30,208	$26,967	$132,438	$102,193
Noninterest Income	3,148	2,061	3,627	2,079	2,533	10,915	7,368
Less: Gain on Sales of Securities	(80)	(59)	(474)	(1)	—	(614)	(385)
Adjusted Operating Revenue	$38,755	$36,093	$35,605	$32,286	$29,500	$142,739	$109,176
Efficiency Ratio	51.6%	54.7%	52.6%	55.5%	56.8%	53.5%	57.9%

Adjusted Efficiency Ratio
Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300
Less: Amortization of Intangible Assets	(231)	(230)	(230)	(230)	(52)	(921)	(78)
Less: Merger-related Expenses	(346)	(530)	(540)	(565)	(488)	(1,981)	(712)
Adjusted Noninterest Expense	$19,661	$19,196	$18,171	$17,341	$16,272	$74,369	$62,510

Net Interest Income	$35,687	$34,091	$32,452	$30,208	$26,967	$132,438	$102,193
Noninterest Income	3,148	2,061	3,627	2,079	2,533	10,915	7,368
Less: Gain on Sales of Securities	(80)	(59)	(474)	(1)	—	(614)	(385)
Less: FHLB Advance Prepayment Income	—	—	(301)	—	—	(301)	—
Adjusted Operating Revenue	$38,755	$36,093	$35,304	$32,286	$29,500	$142,438	$109,176
Adjusted Efficiency Ratio	50.7%	53.2%	51.5%	53.7%	55.2%	52.2%	57.3%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$20,238	$19,956	$18,941	$18,136	$16,812	$77,271	$63,300
Less: Merger-related Expenses	(346)	(530)	(540)	(565)	(488)	(1,981)	(712)
Adjusted Noninterest Expense	$19,892	$19,426	$18,401	$17,571	$16,324	$75,290	$62,588

Average Assets	$5,438,555	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$5,268,553	$4,683,144
Adjusted Noninterest Expense to Average Assets (Annualized)	1.45%	1.43%	1.43%	1.41%	1.36%	1.43%	1.34%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$517,095	$497,463	$476,282	$468,975	$457,935
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	450,581	430,949	409,768	402,461	391,421
Less: Intangible Assets	(18,912)	(19,142)	(19,372)	(19,602)	(19,832)
Tangible Common Equity	$431,669	$411,807	$390,396	$382,859	$371,589

Total Assets	$5,407,002	$5,359,994	$5,296,673	$5,136,808	$5,066,242
Less: Intangible Assets	(18,912)	(19,142)	(19,372)	(19,602)	(19,832)
Tangible Assets	$5,388,090	$5,340,852	$5,277,301	$5,117,206	$5,046,410
Tangible Common Equity/Tangible Assets	8.01%	7.71%	7.40%	7.48%	7.36%

Tangible Book Value Per Share
Book Value Per Common Share	$16.23	$15.62	$14.92	$14.60	$14.21
Less: Effects of Intangible Assets	(0.68)	(0.69)	(0.71)	(0.71)	(0.72)
Tangible Book Value Per Common Share	$15.55	$14.93	$14.21	$13.89	$13.49

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$12,320	$10,588	$10,506	$8,620	$7,190	$42,034	$28,771

Average Shareholders' Equity	$509,655	$485,869	$471,700	$465,408	$455,949	$483,828	$440,763
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	443,141	419,355	405,186	398,894	389,435	417,314	374,249
Less: Effects of Average Intangible Assets	(19,042)	(19,274)	(19,504)	(19,738)	(4,412)	(19,387)	(3,207)
Average Tangible Common Equity	$424,099	$400,081	$385,682	$379,156	$385,023	$397,927	$371,042
Return on Average Tangible Common Equity	11.53%	10.50%	10.93%	9.22%	7.43%	10.56%	7.75%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$12,320	$10,588	$10,506	$8,620	$7,190	$42,034	$28,771

Add: Merger-related Expenses	346	530	540	565	488	1,981	712
Less: FHLB Advance Prepayment Income	—	—	(301)	—	—	(301)	—
Less: Gain on Sales of Securities	(80)	(59)	(474)	(1)	—	(614)	(385)
Total Adjustments	266	471	(235)	564	488	1,066	327
Less: Tax Impact of Adjustments	(59)	(110)	56	(135)	(107)	(247)	(76)
Adjusted Net Income Available to Common Shareholders	$12,527	$10,949	$10,327	$9,049	$7,571	$42,853	$29,022

Diluted Weighted Average Shares Outstanding	28,354,756	28,190,406	27,998,008	28,036,506	28,055,532	28,169,857	27,943,343
Adjusted Diluted Earnings Per Common Share	$0.44	$0.39	$0.37	$0.32	$0.27	$1.52	$1.04

Adjusted Return on Average Assets
Net Income	$13,334	$11,601	$11,520	$9,633	$8,204	$46,088	$32,825
Add: Total Adjustments	266	471	(235)	564	488	1,066	327
Less: Tax Impact of Adjustments	(59)	(110)	56	(135)	(107)	(247)	(76)
Adjusted Net Income	$13,541	$11,962	$11,341	$10,062	$8,585	$46,907	$33,076

Average Assets	$5,438,555	$5,372,443	$5,162,182	$5,071,446	$4,788,036	$5,268,553	$4,683,144
Adjusted Return on Average Assets	0.99%	0.88%	0.88%	0.80%	0.71%	0.89%	0.71%

Adjusted Return on Average Shareholders' Equity
Adjusted Net Income	$13,541	$11,962	$11,341	$10,062	$8,585	$46,907	$33,076

Average Shareholders' Equity	$509,655	$485,869	$471,700	$465,408	$455,949	$483,828	$440,763
Adjusted Return on Average Shareholders' Equity	10.54%	9.77%	9.64%	8.77%	7.49%	9.69%	7.50%

Adjusted Return on Average Tangible Common Equity
Adjusted Net Income Available to Common Shareholders	$12,527	$10,949	$10,327	$9,049	$7,571	$42,853	$29,022

Average Tangible Common Equity	$424,099	$400,081	$385,682	$379,156	$385,023	$397,927	$371,042
Adjusted Return on Average Tangible Common Equity	11.72%	10.86%	10.74%	9.68%	7.82%	10.77%	7.82%